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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2002

                              AVATAR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


            Texas                     000-32925                 75-2796037
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


              5728 LBJ Freeway, Suite 270                        75240
                     Dallas, Texas
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (972) 720-1800



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ITEM     5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

         On September 20, 2002, Avatar Systems, Inc. (the "Company") held its 2002 Annual Meeting of Shareholders. The results of the ballots cast in person or by proxy at the Meeting are as follows:

         PROPOSAL I: For the election as director of all nominees listed below:

                                    FOR              AGAINST             ABSTAIN

Robert C. Shreve, Jr.            8,251,114              48                  0
Charles Timothy Allen            8,251,114              48                  0
Orville Gregory Allen            8,251,114              48                  0
Stephen A. Komlosy               8,251,114              48                  0
Geoffrey Dart                    8,251,114              48                  0

         PROPOSAL II: Proposal to approve the amendment to the Company's First Amended and Restated Articles of Incorporation:

                FOR                 AGAINST            ABSTAIN

             8,080,777               2,893               413

         As of July 29, 2002, the record date, there were 8,695,652 common shares issued and outstanding. A quorum consists of a majority of these shares outstanding, or 4,347,827 shares. The number of shares voting for proposal 1 by proxy or in person was 8,251,114. The number of shares voting for proposal 2 by proxy or in person was 8,080,777. The total number of shares voted was 8,251,162.

         Immediately following the Annual Meeting of Shareholders, the newly elected directors by unanimous consent held their Annual Meeting. At the Annual Meeting of Directors, the following officers were elected to serve in the positions as indicated below until the next Annual Meeting of Directors or until their successors shall have been duly elected and qualified:

         Name            Age                    Position(s)
 ----------------------- --- ---------------------------------------------------

 Robert C. Shreve, Jr.   39  President,  Chief Executive Officer,  Chairman of
                             the Board of Directors, and Chief Financial Officer

 Cindy Skelton           42  Secretary

         The amendment to the Company's First Amended and Restated Articles of Incorporation was approved by the shareholders at the Annual Meeting. The amendment provided for the deletion of Article XVI from the First Amended and Restated Articles of Incorporation of the Company. A copy of the Certificate of Amendment is attached to this report as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following documents are filed as exhibits herewith and are incorporated herein by reference:


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Exhibit Number                      Description of Exhibit
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    3.4           Certificate   of  Amendment  of  First  Amended  and  Restated
                  Articles of Incorporation as filed with the Secretary of State of the State of Texas






















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on September 24, 2002 on its behalf by the undersigned, thereto duly authorized.

                                        AVATAR SYSTEMS, INC.


                                        By: /s/ Robert C. Shreve, Jr.
                                           -------------------------------------
                                           Robert C. Shreve, Jr.
                                           President and Chief Executive Officer


























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                                INDEX TO EXHIBITS

Exhibit Number                      Description of Exhibit
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    3.4           Certificate   of  Amendment  of  First  Amended  and  Restated
                  Articles of Incorporation as filed with the Secretary of State of the State of Texas



























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